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                                                                   Exhibit 10.14

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                      MANAGEMENT COMPANY SERVICES AGREEMENT

        THIS AMENDED AND RESTATED MANAGEMENT COMPANY SERVICES AGREEMENT (this "AGREEMENT"), dated as of April 6, 2004 (the "EFFECTIVE DATE"), is entered into by and among Prestige Brands, Inc., a Delaware corporation and successor to Medtech/Denorex Management, Inc. ("PROVIDER"), Prestige Brands International, Inc., a Virginia corporation ("PRESTIGE"), Medtech Products, Inc., a Delaware corporation ("MEDTECH"), The Spic and Span Company, a Delaware corporation ("SPIC AND SPAN"), The Comet Products Corporation, a Delaware corporation ("COMET"), and The Denorex Company, a Delaware corporation ("DENOREX") and amends and restates the Management Company Services Agreement dated as of February 6, 2004 (the "PRIOR AGREEMENT"). Capitalized terms used but not otherwise defined herein are defined in Paragraph 6 hereof.

        WHEREAS, Prestige International Holdings, LLC, a Delaware limited liability company formerly known as Medtech/Denorex, LLC ("PARENT"), is the common parent of an affiliated group of companies consisting of, among others
(i) Prestige, Prestige Brands Financial Corporation, a Delaware corporation, Prestige Brands International (Canada) Corp., a Nova Scotia corporation, Prestige Brands (UK) Limited, an England and Wales company, and each of Prestige's future Subsidiaries (all such existing companies, together with all such future Subsidiaries, are collectively referred to as the "PRESTIGE OPERATING ENTITIES"), (ii) Medtech, Pecos Pharmaceutical, Inc., a California corporation, The Cutex Company, a Delaware corporation, and each of Medtech's future Subsidiaries (all such existing companies, together with all such future Subsidiaries, are collectively referred to as the "MEDTECH OPERATING ENTITIES"),
(iii) Spic and Span and each of Spic and Span's future Subsidiaries (Spic and Span, together with all such future Subsidiaries, are collectively referred to as the "SPIC AND SPAN OPERATING ENTITIES"), (iv) Comet and each of Comet's future Subsidiaries (Comet, together with all such future Subsidiaries, are collectively referred to as the "COMET OPERATING ENTITIES") and (v) Denorex and each of Denorex's future Subsidiaries (Denorex, together with all such future Subsidiaries, are collectively referred to as the "DENOREX OPERATING ENTITIES");

        WHEREAS, each of Prestige, Medtech, Spic and Span, Comet and Denorex desires to engage Provider to perform certain administrative and managerial services for its Operating Group (as defined in Paragraph 6) and Provider desires to perform such administrative and managerial services, in each case on the terms and conditions hereinafter set forth; and

        WHEREAS, the parties hereto desire to amend and restate the Prior Agreement to include additional parties and to change certain terms thereunder.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        1. TERM. Each of Prestige, Medtech, Spic and Span, Comet and Denorex hereby engages Provider to provide the services described in Paragraph 2 below for its Operating Group, and Provider agrees to provide such services to each such Operating Group, on the terms and

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conditions set forth herein for a period commencing on the Effective Date and ending on the tenth anniversary of the Effective Date (the "INITIAL TERM"), unless earlier terminated as set forth herein. Unless so terminated, this Agreement shall automatically renew after the expiration of the Initial Term for additional successive one (l) year terms (each, a "RENEWAL TERM"), on the same terms and conditions contained herein, unless any party provides the other parties with written notice of its intent to terminate this Agreement no later than one month prior to the expiration of the Initial Term or any Renewal Term. The Initial Term and any Renewal Terms are hereinafter referred to as the "CONTRACT PERIOD."

        2.      DUTIES AND SERVICES.

                (a) During the Contract Period, Provider shall provide each Operating Group with such personnel, including officers, as is necessary to provide the services set forth in Paragraph 2(b), which are hereinafter collectively referred to as the "PROVIDER SERVICES."

                (b) In connection with Provider's engagement hereunder and the provision of services contemplated hereby, the Provider Services shall consist of the following services:

                        (i) general executive services, including periodic advice and consultation with respect to the affairs of each Operating Group;

                        (ii) accounting and financial management services, including (1) maintenance of all payroll and employee benefit and accounting systems; (2) review and assistance in the maintenance of financial and other books and records, including preparation of any required federal, state or local governmental reports; (3) general ledger consolidations; (4) investment of excess cash balances of each Operating Group; and (5) advice and assistance regarding cash management, bank and custodial accounts and debt and equity financing;

                        (iii) legal and tax services, including regular and periodic advice and consultation with respect to legal and tax matters related to each Operating Group, including the preparation and filing of, and assistance with respect to, tax returns and reports to governmental agencies and supervision of the defense or prosecution of litigation or any other legal services furnished by independent counsel and recommendations with respect thereto;

                        (iv)    insurance services;

                        (v) employee and personnel services, including without limitation making available certain of Provider's employees to act as senior executive officers of the entities within each Operating Group and advisory services relating to employee training, employee benefit programs and other personnel matters;

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                        (vi)    services and costs related to the inclusion of
                                employees of the entities within each Operating Group in benefit and compensation plans of one or more Subsidiaries of Parent, including group life and health insurance plans, pension and salary continuation plans and thrift plans;

                        (vii) management information and other system services, including computer operations, data input systems and programming and technical support;

                        (viii) sales and marketing services, including general sales, market planning and related service activities;

                        (ix) consulting services on business and financial matters, including (1) corporate strategy, (2) budgeting of future corporate investments, (3) acquisition and divestiture strategies and (4) debt and equity financings; and

                        (x) such other services as are customarily provided by companies to their Subsidiaries and divisions or as may otherwise be reasonably requested by either Operating Group.

        3.      COMPENSATION; ALLOCATION OF EXPENSES OF EMPLOYEES.

                (a) Provider Services shall be provided to the Operating Groups at Provider Cost. For purposes of this Agreement, "PROVIDER COST" means the sum of (i) the product of 105% (expressed as a fraction) multiplied by the sum of (x) the total cost of an individual or department of Provider for time spent on providing the relevant Provider Services, (y) any other direct out-of-pocket costs incurred by Provider in providing such Provider Services, and (z) Professional Services Costs (as defined below), plus (ii) without duplication of any costs included in clause (i) above, the Third Party Costs (as defined below). The Provider Cost of Provider Services shall be allocated and charged to each Operating Group as follows: (1) to the extent that Provider Services are directly attributable (in whole or in part) to a specific Operating Group, the attributable Provider Cost of such Provider Services shall be allocated and charged to such Operating Group, and (2) the remaining Provider Cost of any particular Provider Service shall be allocated and charged to each Operating Group pro rata based upon the respective consolidated revenues of each Operating Group for the fiscal quarter ended immediately prior to the date of determination. The Board of Managers of Parent shall review the allocation set forth in item (2) on an annual basis to determine whether it continues to accurately reflect relative pro rata costs for each Operating Group and shall make any adjustments it determines appropriate in its reasonable business discretion subject to Paragraph 12 hereof. Each of Prestige, Medtech, Spic and Span, Comet and Denorex shall promptly pay, or cause to be paid, any bills and invoices that it receives from Provider for Provider Services provided under or pursuant to this Agreement to the entities within its Operating Group, subject in each case to receiving any appropriate support documentation for such bills and invoices. Such charges may, at Provider's option, be billed as incurred to
(i) Prestige, in the case of services provided to the Prestige Operating

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Entities, (i) Medtech, in the case of services provided to the Medtech Operating
Entities, (iii) Spic and Span, in the case of services provided to the Spic and Span Operating Entities, (iv) Comet, in the case of services provided to the Comet Operating Entities, and (v) Denorex, in the case of services provided to the Denorex Operating Entities; PROVIDED that Provider shall provide detailed invoices listing all charges for Provider Services on at least a monthly basis.

                (b) Certain officers and employees of the entities within each Operating Group will be engaged as officers and may also be employees of Provider. To the extent the salaries and other benefits payable to, and expenses incurred by, such officers and employees are paid by Provider, each of Prestige, Medtech, Spic and Span, Comet and Denorex shall promptly pay, or cause to be paid, to Provider the Provider Cost of such salaries, benefits and expenses, in accordance with the allocation methodology set forth in subparagraph (a) hereof. In addition, to the extent that the salaries and other benefits payable to, and expenses incurred by, officers and employees of one or more entities within each Operating Group are paid by Provider as part of the Provider Services, each of Prestige, Medtech, Spic and Span, Comet and Denorex shall promptly pay, or cause to be paid, to Provider the Provider Cost of such salaries, benefits and expenses, in accordance with the allocation methodology set forth in subparagraph (a) hereof.

        4. PURCHASING. Each of Prestige, Medtech, Spic and Span, Comet and Denorex acknowledges and agrees that Provider shall have the right to purchase on behalf of each Operating Group such professional, financial, managerial, administrative, operational or other services, equipment and supplies that Provider deems reasonable, necessary or appropriate to provide the Provider Services, including the services contemplated in the Professional Services Agreement. The fees and expenses incurred by Provider in obtaining such services (other than the services contemplated in the Professional Services Agreement) shall be deemed a "Third-Party Cost" for purposes of this Agreement, and the fees and expenses incurred by Provider in obtaining the services contemplated in the Professional Services Agreement shall be deemed a "Professional Services Cost" for purposes of this Agreement. Each of Prestige, Medtech, Spic and Span, Comet and Denorex further acknowledges and agrees that it shall promptly pay to Provider the Third-Party Cost and Professional Services Cost of such purchases made for the benefit of entities within its Operating Group, in accordance with the limitations and allocation methodology set forth in subparagraph 3(a) hereof.

        5. TERMINATION. This Agreement is terminable (i) by Prestige, Medtech, Spic and Span, Comet or Denorex only upon the bad faith, willful misconduct or gross negligence of Provider or (ii) by Provider or Parent upon a Change in Control of Provider; PROVIDED that upon any Change in Control of the type described in clause (i) of the definition of Change in Control with respect to any particular Person party to this Agreement (other than Provider), such Person and its Subsidiaries shall no longer be deemed to be parties to this Agreement or members of an Operating Group, as applicable, from and after the closing date of such a Change in Control; PROVIDED FURTHER that no such Change in Control shall relieve any party to this Agreement from any obligations accruing prior to any such Change in Control.

        6.      DEFINITIONS.

                "CHANGE IN CONTROL" of a Person shall mean any sale, transfer or other disposition, directly or indirectly, of (i) more than fifty percent (50%) of the outstanding voting securities of

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such Person or (ii) all or substantially all of such Person's assets, in either case to any Person or group of Persons that is not an affiliate of Parent.

                "OPERATING GROUP" means, as applicable, the group of Prestige Operating Entities, Medtech Operating Entities, Spic and Span Operating Entities, Comet Operating Entities or Denorex Operating Entities.

                "PERSON" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

                "PROFESSIONAL SERVICES AGREEMENT" means the Amended and Restated Professional Services Agreement dated as of the date of this Agreement between GTCR Golder Rauner II, L.L.C., a Delaware limited liability company, and Provider.

                "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

        7. ASSIGNMENT. This Agreement shall not be assignable in whole or in part by any party hereto without the prior written consent of each other party hereto, except that each party hereto shall be permitted to grant a collateral security interest with respect to its rights under this Agreement pursuant to any of such party's third-party debt financing arrangements.

        8. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        9. LIMITATION OF LIABILITY. No party hereto shall be liable to any other or any third party for any special, consequential or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement or any of the services provided hereto, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, even if an authorized representative of such party is advised of the possibility or likelihood of the same. In addition, no party shall be liable

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to any other party hereto or any third party for any direct damages arising from any claim relating to this Agreement or any of the services provided hereunder or required to be provided hereunder, except to the extent that such direct damages are caused by the gross negligence or willful misconduct of such party.

        10. COUNTERPARTS. This Agreement may be executed in two or more counterparts (any one of which may be by facsimile), all of which shall be constitute one and the same agreement.

        11. NOTICES. Unless otherwise indicated herein, all notices, requests, demands or other communications to the respective parties hereto shall be deemed to have been given or made when deposited in the mails, registered or certified mail, return receipt requested, postage prepaid, or by means of overnight delivery service when delivered to such service addressed or by facsimile to the respective party at the following address:

                        c/o Prestige International Holdings, LLC
                        90 North Broadway
                        Irvington, New York 10533
                        Fax No.: (914) 524-6802

                        with a copy to:

                        GTCR Golder Rauner II, L.L.C.
                        6100 Sears Tower
                        Chicago, IL 60606-6402
                        Fax No.: (312) 382-2201
                        Attention:  David A. Donnini
                                    Vincent J. Hemmer

        12. AMENDMENT; NONWAIVER; SEVERABILITY. Neither this Agreement nor any part hereof may be changed, altered or amended orally. Any amendment must be by written instrument signed by the parties hereto. Failure by any party to exercise promptly any right granted herein or to require strict performance of any obligation imposed hereunder shall not be deemed a waiver of such right. If any provision of this Agreement is held ineffective for any reason, the other provisions shall remain effective.

        13. INTERPRETATION. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

        14. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

        15. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter (including, (i) the Prior Agreement and (ii) the Transition Services Agreement, dated February 6,

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2004, between Medtech/Denorex Management, Inc. and Spic and Span and, in the
case of each agreement referred to in clauses (i) and (ii), for the avoidance of doubt, such agreement is hereby terminated in all respects and no party thereunder shall have any further rights or obligations in respect thereof).

        16. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Agreement, other than Parent or any of the third party debt financing sources of any party to this Agreement.

               [The Remainder of this Page is Intentionally Blank]

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        IN WITNESS WHEREOF, the parties have caused this Amended and Restated
Management Company Services Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.


                                 PRESTIGE BRANDS, INC.
                                 (f/k/a MEDTECH ACQUISITION, INC.),
                                 a Delaware corporation

                                 By:     /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:    Peter J. Anderson
                                        --------------------------
                                 Title:   Vice President
                                        --------------------------


                                 THE DENOREX COMPANY,
                                 a Delaware corporation

                                 By:     /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:    Peter J. Anderson
                                        --------------------------
                                 Title:   Vice President
                                        --------------------------


                                 THE COMET PRODUCTS CORPORATION,
                                 a Delaware corporation

                                 By:     /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:    Peter J. Anderson
                                        --------------------------
                                 Title:   Vice President
                                        --------------------------


                                 MEDTECH PRODUCTS, INC.,
                                 a Delaware corporation

                                 By:      /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:     Peter J. Anderson
                                        --------------------------
                                 Title:    Vice President
                                        --------------------------


  Signature Page to Amended and Restated Management Company Services Agreement

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                                 THE SPIC AND SPAN COMPANY,
                                 a Delaware corporation

                                 By:      /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:     Peter J. Anderson
                                        --------------------------
                                 Title:    Vice President
                                        --------------------------


                                 PRESTIGE BRANDS INTERNATIONAL, INC.,
                                 a Virginia corporation

                                 By:      /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:     Peter J. Anderson
                                        --------------------------
                                 Title:    Vice President
                                        --------------------------


                                 MEDTECH ACQUISITION, INC. (n/k/a
                                 PRESTIGE BRANDS, INC.), for purposes
                                 of Section 15 herein in its capacity as a party to the Prior Agreement, a Delaware corporation


                                 By:      /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:     Peter J. Anderson
                                        --------------------------
                                 Title:    Vice President
                                        --------------------------


                                 DENOREX ACQUISITION, INC. (n/k/a
                                 PRESTIGE PERSONAL CARE, INC.),
                                 for purposes of Section 15 herein in its capacity as a party to the Prior Agreement, a Delaware corporation


                                 By:      /S/ PETER J. ANDERSON
                                        --------------------------
                                 Name:     Peter J. Anderson
                                        --------------------------
                                 Title:    Vice President
                                        --------------------------

  Signature Page to Amended and Restated Management Company Services Agreement